UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 3, 2025

Central Index Key Number of the issuing entity: 0002086308

Wells Fargo Commercial Mortgage Trust 2025-C65

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001968416

Argentic Real Estate Finance 2 LLC

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association
Central Index Key Number of the sponsor: 0001541502

Goldman Sachs Mortgage Company

Central Index Key Number of the sponsor: 0001755531

Societe Generale Financial Corporation

Central Index Key Number of the sponsor: 0001722518

BSPRT CMBS Finance, LLC
(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-282099-07	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WFCM 2025-C65 – 8-K/A

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K, dated October 3, 2025 and filed on October 7, 2025, as amended by the Current Report on Form 8-K/A, dated October 3, 2025 and filed on October 16, 2025 (the “Form 8-K”), with respect to Wells Fargo Commercial Mortgage Trust 2025-C65. The purpose of this amendment is to make clerical revisions to the previously filed Exhibit 99.17. Accordingly, Exhibit 99.17 to the Form 8-K is hereby replaced in its entirety by the corrected version of the agreement attached hereto as Exhibit 99.17. No other changes have been made to the Form 8-K other than the changes described above.

WFCM 2025-C65 – 8-K/A

Section 9.	Financial Statements and Exhibits.
Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
	99.17	Primary Servicing Agreement, dated as of October 1, 2025, by and between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Trimont LLC, as primary servicer.

WFCM 2025-C65 – 8-K/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

	By:	/s/ Lee Green
		Name:	Lee Green
		Title:	Managing Director

Dated: November 18, 2025

WFCM 2025-C65 – 8-K/A

Exhibit Index

Exhibit No.	Description
99.17	Primary Servicing Agreement, dated as of October 1, 2025, by and between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Trimont LLC, as primary servicer.

WFCM 2025-C65 – 8-K/A